Exceptional items	9 Months Ended
Sep. 30, 2022
Analysis of income and expense [abstract]
Exceptional items	Exceptional items

	For the three months ended September 30,		For the nine months ended September 30,
	2022	2021	2022	2021
	€m	€m	€m	€m
Business Transformation program (1)	11.9	3.7	26.1	7.1
Findus Switzerland integration costs (2)	2.5	1.3	7.5	3.7
Fortenova Acquisition integration costs (3)	2.0	0.6	5.5	0.6
Release of indemnification assets (4)	—	—	7.0	5.0
Brexit (5)	—	0.4	—	4.7
Information Technology Transformation program (6)	0.9	—	3.8	—
Settlement of legacy matters (7)	—	—	(27.9)	(1.8)
Factory optimization (8)	1.0	0.5	2.6	2.3
Distribution network integration (9)	0.6	—	0.6	—
Total exceptional items	18.9	6.5	25.2	21.6

We do not consider these items to be indicative of our ongoing operating performance.

(1)    Business Transformation program

In 2020, the Company launched the first phase of a multi-year, enterprise-wide transformation and optimization program. Over the next few years, additional transformation phases will be implemented. The program aims to standardize, simplify and automate end-to-end business processes. This will enable key decision making and analytical capability, building a platform and organization to support future growth and provide better value for shareholders. Execution of the business transformation program will include the evaluation and implementation of a new ERP system.

Expenses incurred to date consist of restructuring and transformational project costs, including business transformation initiative costs and related professional fees.

(2)    Findus Switzerland integration costs

The Company completed the acquisition of Findus Switzerland on December 31, 2020, following which the Company commenced an integration project which is expected to complete in 2022. Integration expenses incurred and to be incurred in the future relate to external consultancy costs, organizational structure alignment to Nomad design and roll-out of the Nomad ERP system
(3)    Fortenova Acquisition integration costs

As disclosed in Note 4, the Company completed the acquisition of the Fortenova Group’s Frozen Food Business Group on September 30, 2021, following which the Company began a three year integration project. Integration expenses incurred relate to external consultancy costs, organizational structure alignment to Nomad design, systems configuration and roll-out of our controls environment to the acquired business.

(4)    Release of indemnification assets

The charges for the release of indemnification assets relates to the release of shares held in escrow associated with the acquisition of the Findus Group in 2015 as discussed in Note 11.

(5)    Brexit

As part of the process of the United Kingdom exiting the European Union, commonly referred to as Brexit, the Company has incurred expenses to prepare for, and respond to, changes impacting our supply chain. Whilst an agreement with the EU was reached on December 24, 2020, border control processes remain in a period of transition. Expenses in 2021 relate to project costs and the write-off of system development costs no longer required due to changes in regulation and the Company's approach to handling Brexit-related logistics issues.

(6)    Information Technology Transformation program

In 2021, the Company launched a program to transform the Information Technology (“IT”) operating model, specifically to modernize the end-to-end technology estate to support current and future complex and evolving business needs driven by acquisitions and organic growth. Among the many changes being made, the program moves our operating model to a cloud-hosted solution, which better deploys new services to the business and end user, including application management, supporting a diverse workforce across multiple locations and languages, as well as deploying artificial Intelligence assisted tools. Other key components of the program include the Company’s cyber security services to adapt to rapidly changing threats and a change of IT service partners to enable one-off renovation and uplift of capabilities across the business.

(7)    Settlement of legacy matters

In April 2022, the Company received favorable rulings on a series of registration tax claims in relation to an acquisition in 2010, prior to the formation of the Company in 2014. As a result, the Company expects to receive a refund of the payments made in 2013 and 2018 in addition to interest. Income has been recognized net of associated professional fees.

(8)    Factory optimization
In 2018, the Company initiated a three-year factory optimization program. The focus of the program is to develop a new suite of standard manufacturing and supply chain processes, that will provide a single network of optimized factories. The program is expected to provide a number of benefits, including an optimized supply chain infrastructure, benefits derived from the implementation of a standardized global manufacturing and planning processes, and an increased level of sustainable performance improvement. Due to delays in delivering the program across the Nomad manufacturing portfolio due to various government lockdowns and travel bans, the project has been extended for an additional year through 2022.

(9)    Distribution network integration

In 2022, the Company restructured its sales operations in northern Italy, replacing direct sales to thousands of customers with a streamlined distributor network. The program is scheduled to be completed in 2023 and consists of expenses relating to restructuring and new systems.
Tax impact of exceptional items
The tax impact of the exceptional items for the three months ended September 30, 2022 amounted to a credit of €3.6 million (2021: credit of €1.3 million) and a credit of €1.0 million for the nine months ended September 30, 2022 (2021: credit of €3.2 million).
Cash flow impact of exceptional items
Included in the Condensed Consolidated Interim Statements of Cash Flows for the nine months ended September 30, 2022 is €46.2 million (2021: €23.2 million) of cash outflows relating to exceptional items. This includes cash flows related to the above items in addition to the cash impact of the settlement of assets and liabilities brought forward from previous accounting periods.